EXHIBIT 99.1

     Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

     I, Louis V. Aronson II, President and Chief Executive Officer of Ronson Corporation (the "Registrant"), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, with respect to the Quarterly Report on Form 10-Q for the period ended June 30, 2002 of the Registrant, as filed with the Securities and Exchange Commission on August 14, 2002 (the "Report"), that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                              By:      /s/Louis V. Aronson II
                                                       -------------------------
                                                       Louis V. Aronson II
                                                       President and
                                                       Chief Executive Officer

Date:     August 30, 2002

     This certification is made solely for purposes of 18 U.S.C. Section 1350 and not for any other purpose.